UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2012

SEARCHLIGHT MINERALS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02       NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On January 4, 2012, our board of directors and audit committee determined, based on the recommendation of management, after consulting with our independent accountants, Brown Armstrong Accountancy Corporation, that our audited financial statements for the years ended December 31, 2010, 2009 and 2008, and our unaudited interim financial statements for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011, should not be relied upon and that the following restatements should be made to our consolidated financial statements:

•
2007 and 2008 Warrants.  We issued warrants to purchase up to an aggregate of 7,042,387 shares of common stock (collectively, the “2007 and 2008 Warrants”) to investors in connection with our February 23, 2007, March 22, 2007, December 26, 2007 and February 7, 2008 private placements.  We unilaterally made two subsequent amendments to the exercise price of the 2007 and 2008 Warrants on December 29, 2008 and November 12, 2009.  We did not give proper accounting recognition to these modifications.  The modifications to the 2007 and 2008 Warrants in all of these periodic reports should have been accounted for as warrant modification expense.

•
2009 Warrants.  On November 12, 2009, we issued an aggregate of 12,078,596 units of securities to certain investors, consisting of 12,078,596 shares of common stock and warrants to purchase an additional 6,039,298 shares of common stock in a private placement.  We paid commissions to agents which included warrants to purchase up to 301,965 shares of common stock.  These warrants (collectively, the “2009 Warrants”) have an anti-dilution provision, including a provision for the adjustment to the exercise price and to the number of warrants granted if we issue common stock or common stock equivalents at a price less than the exercise price.  Our accounting treatment did not reflect the anti-dilution provision in the 2009 Warrants.  Due to the anti-dilution provision, the 2009 Warrants should have been accounted for as derivative financial liabilities, measured at fair value, with changes in fair value recognized as a gain or loss for each reporting period.

As a result of having discovered these errors, our board of directors and audit committee determined, based on the recommendation of management, after consulting with our independent accountants, that certain restatements should be made to our consolidated financial statements for the years ended December 31, 2010, 2009 and 2008 and the unaudited interim financial statements for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011.  The board of directors unanimously approved, authorized and directed the restatement of the  financial statements for the periods stated above, and the filing of this Current Report on Form 8-K.  We will file an amended Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011, which will contain restated financial statements, as soon as practicable.

The accounting treatments of the 2007, 2008 and 2009 Warrants are non-cash items and had no impact on our business operations or cash flows.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 6, 2012

SEARCHLIGHT MINERALS CORP.

By:	/s/ Martin B. Oring
Martin B. Oring
President